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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2000


                               BSQUARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      WASHINGTON                000-27687                91-165088
(STATE OF INCORPORATION)       (COMMISSION             (IRS EMPLOYER
                               FILE NUMBER)          IDENTIFICATION NO.)
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                        3150 139TH AVENUE S.E., SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 5, 2000, BSQUARE Corporation, a Washington corporation (the
"Company"), BlueWater Systems, Inc., a Washington corporation ("BlueWater"), and
H20 Merger Corporation, a Washington corporation and wholly owned subsidiary of BSQUARE ("Sub"), entered into an Agreement and Plan of Merger (the "Merger
Agreement"), a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. Pursuant to the terms of the Merger Agreement, Sub was merged (the "Merger") with and into BlueWater, with BlueWater surviving the Merger and becoming a wholly owned subsidiary of BSQUARE. At the effective time of the Merger (January 6, 2000), each share of BlueWater's Common Stock issued and outstanding immediately prior to the effective time of the Merger ceased to be outstanding and was converted into and exchanged for the right to receive
0.14343 shares of BSQUARE Common Stock (the "Exchange Ratio"). In addition, each option to purchase shares of BlueWater Common Stock outstanding at the effective time of the Merger was assumed by BSQUARE and will be treated as an option to purchase that number of shares of BSQUARE Common Stock equal to the product of the Exchange Ratio and the number of shares of BlueWater Common Stock subject to such option.

     It is the intention of BSQUARE and BlueWater that the Merger for federal income tax purposes be tax-free to BlueWater's shareholders and for accounting purposes qualified as a pooling of interests.

     On January 6, 2000, BSQUARE issued a press release announcing the Merger, which press release is attached hereto as Exhibit 99.1(a) and incorporated by reference herein.

     THE FOREGOING SUMMARY OF THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY
BY REFERENCE TO THE FULL AGREEMENT WHICH IS ATTACHED HERETO AS AN EXHIBIT.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     No BlueWater financial statements are required to be filed with respect to the Merger pursuant to Item 7(a) of Form 8-K.

(b)  PRO FORMA FINANCIAL INFORMATION.

     No pro forma financial information is required to be filed with respect to the Merger pursuant to Item 7(b) of Form 8-K.

(c)  EXHIBITS.

     2.1 Agreement and Plan of Merger among BSQUARE Corporation, a Washington corporation, BlueWater Systems, Inc., a Washington corporation, and H20 Merger Corporation, a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of January 5, 2000.

    99.1(a) Press release dated January 6, 2000 announcing the Merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BSQUARE CORPORATION

Date:    January 18, 2000

                                                 By: /S/ BRIAN V. TURNER
                                                     --------------------------
                                                     Brian V. Turner
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

2.1 Agreement and Plan of Merger among BSQUARE Corporation, a Washington corporation, BlueWater Systems, Inc., a Washington corporation, and H20
         Merger Corporation, a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of January 5, 2000.

99.1(a)  Press release dated January 6, 2000 announcing the Merger.